UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 12, 2021, BorgWarner Inc. (“BorgWarner” or the “Company”) executed an Underwriting Agreement, dated May 12, 2021, between the Company, Deutsche Bank AG, London Branch, Merrill Lynch International and J.P. Morgan Securities plc, each acting on behalf of itself and the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell, and subject to the terms set forth therein, the Underwriters agreed to buy €1.0 billion aggregate principal amount of its 1.00% Senior Notes due 2031 (the “Notes”).

The Notes are governed by an indenture, dated September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by an Eighth Supplemental Indenture, that will be dated as of the date of the original issuance of the Notes (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee for the Notes. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 1.00% per annum on the principal amount from May 19, 2021, payable annually in arrears on May 19 each year, beginning on May 19, 2022. The Notes will mature on May 19, 2031, unless redeemed prior thereto.

The Company may redeem the Notes at its option at any time, in whole or from time to time in part. If the redemption occurs at any time prior to February 19, 2031 (the “Par Call Date”), then the redemption price will equal the sum of 100% of the principal amount of the Notes being redeemed plus unpaid interest, if any, accrued on the Notes to, but excluding, the redemption date and the make-whole amount as defined in the Indenture. If the Company redeems the Notes on or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Notes being redeemed plus unpaid interest, if any, accrued thereon to, but excluding, the redemption date.

If a change of control repurchase event (as defined in the Indenture) occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes, the Company will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof) of that holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus unpaid interest, if any, accrued thereon to, but excluding, the repurchase date.

The Company may redeem all, but not less than all, of the Notes in the event of certain changes in the tax law of the United States (or any taxing authority thereof or therein), which would obligate the Company to pay additional amounts, at a redemption price equal to 100% of the principal amount of the Notes plus unpaid interest, if any, accrued thereon to, but excluding, the redemption date.

The Notes will be the Company’s general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. The Notes will be effectively subordinated to any of the Company’s existing or future secured debt to the extent of the value of the assets securing such debt and will be structurally subordinated to all existing and future liabilities and any preferred equity of the Company’s subsidiaries.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, certain defaults under other indebtedness of the Company or certain of its subsidiaries and bankruptcy, insolvency or reorganization affecting the Company or certain of its subsidiaries.

This description of the Indenture is a summary and is qualified in its entirety by reference to the full text of the Base Indenture and the full text of the Eighth Supplemental Indenture. A copy of the Base Indenture is filed as Exhibit 4.1, and the Company will file with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K the Eighth Supplemental Indenture after the completion of the offering of the Notes.

The Company intends to use the net proceeds from the sale of the Notes to redeem all €500 million in aggregate principal amount of its outstanding 1.80% Senior Notes due 2022, which are scheduled to mature in November, 2022. Any remaining proceeds will be used for general corporate purposes, including financing a portion of its previously announced acquisition of AKASOL AG (“AKASOL”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The offer and sale of the Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-236478) (the “Registration Statement”), including the prospectus constituting a part thereof, dated February 18, 2020, and the prospectus supplement, dated May 12, 2021 filed by the Company with the Securities and Exchange Commission (the “SEC”). The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of the Registration Statement.

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act (the “Act”) that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact contained or incorporated by reference in this Form 8-K, that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. All forward looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: uncertainties regarding the extent and duration of impacts of matters associated with COVID-19/coronavirus (“COVID-19”), including additional production disruptions; the failure to realize the expected benefits of the acquisition of Delphi Technologies PLC that the Company completed on October 1, 2020; the failure to promptly and effectively integrate acquired businesses; the potential for unknown or inestimable liabilities relating to the acquired businesses; the possibility that the proposed transaction between the Company and AKASOL will not be consummated; failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to any previously announced transaction; failure to realize the expected benefits of any previously announced transaction; our dependence on automotive and truck production, both of which are highly cyclical and subject to disruptions; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which we operate; impacts from any potential future acquisition or divestiture transactions; and the other risks in reports that we file with the SEC. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this Form 8-K to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

For additional information about these and other factors, see the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 22, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

1.1	Underwriting Agreement, dated May 12, 2021, between the Company, Deutsche Bank AG, London Branch, J.P. Morgan Securities plc and Merrill Lynch International, as Representatives of the several underwriters named therein.

4.1	Indenture, dated September 23, 1999, between Borg-Warner Automotive, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee (incorporated by reference to Exhibit No. 4.6 to the Company’s Registration Statement 333-172198 filed on February 11, 2011).

5.1	Opinion of Foley & Lardner LLP.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1 and incorporated by reference herein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: May 12, 2021	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

5